Abacus Flexible Bond Leaders ETF (formerly, Abacus Tactical High Yield ETF)
Schedule of Investments
April 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.4%	Shares	Value
iShares 0-5 Year High Yield Corporate Bond ETF	4,130	$174,782
iShares Broad USD High Yield Corporate Bond ETF	12,750	466,650
iShares Fallen Angels USD Bond ETF	4,377	115,028
iShares iBoxx $ High Yield Corporate Bond ETF (a)	3,715	291,999
SPDR Bloomberg High Yield Bond ETF (a)	1,870	177,108
SPDR Bloomberg Short-Term High Yield Bond ETF (a)	5,258	131,397
SPDR Portfolio High Yield Bond ETF	23,688	550,746
VanEck Fallen Angel High Yield Bond ETF	4,008	113,386
Xtrackers USD High Yield Corporate Bond ETF (a)	9,900	356,697
TOTAL EXCHANGE TRADED FUNDS (Cost $2,386,617)		2,377,793

SHORT-TERM INVESTMENTS - 7.9%		Value
Investments Purchased with Proceeds from Securities Lending - 7.9%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.47% (b)	190,072	190,072
TOTAL SHORT-TERM INVESTMENTS (Cost $190,072)		190,072

TOTAL INVESTMENTS - 107.3% (Cost $2,576,689)		2,567,865
Money Market Deposit Account - 0.4% (c)		9,610
Liabilities in Excess of Other Assets - (7.7)%		(183,561)
TOTAL NET ASSETS - 100.0%		$2,393,914
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of April 30, 2025. The fair value of these securities was $184,983 which represented 7.7% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 4.20%.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Abacus Flexible Bond Leaders ETF (formerly, Abacus Tactical High Yield ETF) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$2,377,793	$–	$–	$2,377,793
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	190,072
Total Investments	$2,377,793	$–	$–	$2,567,865

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $190,072 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.